UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 9, 2013

000-53238
(Commission File Number)

CEMTREX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	30-0399914 (I.R.S. Employer Identification No.)

19 Engineers Lane

Farmingdale, NY 11735

 (Address of principal executive offices)  (Zip Code)

(631) 756-9116
(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 2, 2013, Cemtrex, Inc. (the “Company” or “Cemtrex”) received a letter from the United States Securities and Exchange Commission stating that the Company’s independent auditor, Gruber & Co., L.L.C. (“Gruber”) had its registration revoked by the Public Company Accounting Oversight Board (“PCAOB”), effective June 27, 2013.

During the periods from January 1, 2011 to January 3, 2013, Gruber's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods referred to above, (i) there were no disagreements between the Company and Gruber on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Gruber would have caused Gruber to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

On July 9, 2013, the Company provided Gruber with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Gruber furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated July 9, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 9, 2013, the Company engaged Li and Company, PC, of Skillman, New Jersey ("Li and Company") as its independent registered public accounting firm. The change in the Company's independent registered public accounting firm was approved by the Company's Board of Directors on July 9, 2013.

During the periods referred to above, the Company has not consulted with Li and Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

16.1 Letter from Gruber & Co., L.L.C. dated July 9, 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 9, 2013

CEMTREX, INC.

By:	/s/ Renato Dela Rama
Name: Renato Dela Rama
Title: Chief Financial Officer